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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                               __________________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              October 14, 1996
                                                               ----------------


                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-16431                                         41-1591444
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Commission File Number                         (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



     (612) 661-6500
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Registrant's Telephone Number

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Item 5.   OTHER EVENTS


On October 14, 1996, TCF Financial Corporation (the "Company") announced its results for the third quarter of 1996. In its announcement, the Company reported on the impact of a one-time special assessment from the Federal Deposit Insurance Corporation ("FDIC") to recapitalize the Savings Association Insurance Fund ("SAIF"). In the third quarter, the Company recognized a $34.8 million pretax charge resulting from the special assessment. Under federal legislation relating to the special assessment enacted September 30, the Company also expects a reduction in deposit insurance premiums in future periods. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release dated October 14, 1996.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release dated October 14, 1996





                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 14, 1996

                                   TCF FINANCIAL CORPORATION



                                   By   /s/Lynn A. Nagorske
                                        ----------------------------------------
                                        Lynn A. Nagorske
                                   Its  President and Chief Operating Officer